KINGS ROAD ENTERTAINMENT, INC.
              Form 10-KSB for the fiscal year ended April 30, 2001
                                   Exhibit 21


Subsidiaries of Registrant

         Ticker, Inc.
         Animal Town, Inc.
         KRTR, Inc.